SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 17, 2013

Date of Report (Date of earliest event reported)

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Louisiana Street, Suite 2060

Houston, Texas 77002

(Address of principal executive offices)

(832) 519-2200

(Registrant’s telephone number, including area code)

Inergy Midstream, L.P.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously announced, on October 8, 2013, Crestwood Midstream Partners LP, a Delaware limited partnership (the “Partnership”) and Crestwood Arrow Acquisition LLC, a Delaware limited liability company and a newly-formed wholly-owned subsidiary of the Partnership (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Arrow Midstream Holdings, LLC, a Delaware limited liability company (“Arrow”), and Arrow’s members, Legion Energy, LLC, a Delaware limited liability company, and OZ Midstream Holdings, LLC, a Delaware limited liability company (together, the “Members”).

Pursuant to the Merger Agreement, Merger Sub will merge with and into Arrow with Arrow being the surviving company and a wholly owned subsidiary of the Partnership, and the Members’ membership interests in Arrow will be cancelled and converted into the right to receive, in the aggregate, base merger consideration of $550 million in cash and 8,826,125 common units representing limited partnership interests in the Partnership (the “Arrow Acquisition”). The total base merger consideration of $750 million is subject to customary capital expenditure and working capital adjustments.

Historical financial information of Arrow is attached as Exhibits 99.1 and 99.2 to this Current Report and incorporated by reference herein. Pro forma financial information of the Partnership to give effect to the Arrow Acquisition is attached as Exhibit 99.3 to this Current Report and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Arrow as of December 31, 2012 and 2011 and for each of the two years in the period ended December 31, 2012, and the related notes thereto, together with the report of Grant Thornton LLP, independent certified public accountants, concerning those statements and related notes, are attached hereto as Exhibit 99.1 and incorporated herein by reference. The unaudited condensed consolidated financial statements of Arrow as of June 30, 2013 and for the three and six months ended June 30, 2013 and 2012, and the related notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined consolidated financial information of the Partnership are attached hereto as Exhibit 99.3 and incorporated herein by reference:

•	Introduction

•	Unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2013

•	Unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2012

•	Unaudited pro forma condensed combined consolidated statements of operations for the six months ended June 30, 2013

•	Notes to unaudited pro forma condensed combined consolidated financial statements

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Independent Certified Public Accountants.

99.1	Arrow Midstream Holdings, LLC’s audited consolidated financial statements and related footnotes as of December 31, 2012 and 2011 and for each of the two years in the period ended December 31, 2012

99.2	Arrow Midstream Holdings, LLC’s unaudited condensed consolidated financial statements and related footnotes as of June 30, 2013 and for the six months ended June 30, 2013 and 2012

99.3	Unaudited pro forma condensed combined financial statements of the Partnership, giving effect to the Arrow Acquisition.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

	By:	Crestwood Midstream GP LLC, its General Partner

Date: October 17, 2013	By:	/s/ Michael J. Campbell
Michael J. Campbell
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Independent Certified Public Accountants.

99.1	Arrow Midstream Holdings, LLC’s audited consolidated financial statements and related footnotes as of December 31, 2012 and 2011 and for each of the two years in the period ended December 31, 2012

99.2	Arrow Midstream Holdings, LLC’s unaudited condensed consolidated financial statements and related footnotes as of June 30, 2013 and for the six months ended June 30, 2013 and 2012

99.3	Unaudited pro forma condensed combined financial statements of the Partnership, giving effect to the Arrow Acquisition.